EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Infinity, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Stanton E. Ross
Stanton E. Ross
Chief Executive Officer
November 15, 2004

/s/ Jon D. Klugh
Jon D. Klugh
Chief Financial Officer
November 15, 2004

A signed original of this written statement required by Section 906 has been provided to Infinity, Inc. and will be retained by Infinity, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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